Income Taxes	3 Months Ended
Jan. 31, 2019
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Income Taxes

NOTE 16:  INCOME TAXES

The Canada Revenue Agency (CRA) and Alberta are denying certain dividend deductions claimed by the Bank. To date, the Bank has been reassessed for approximately $553 million of income tax and interest for the years 2011 to 2013. The Bank expects the CRA and Alberta to reassess the subsequent years on the same basis and that Québec will also reassess all open years. The Bank is of the view that its tax filing positions were appropriate and intends to challenge all reassessments.